TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional U.S. Government Fund — Commercial Class

Supplement dated January 16, 2009 to the
prospectus dated November 3, 2008 (the “Prospectus”)

The section of the Prospectus entitled “RISK AND RETURN SUMMARY — Investment Strategies” is amended as follows:

The following paragraph is inserted at the end of the section:

The Fund may deviate from its investment policies and may adopt temporary measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Fund may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

The section of the Prospectus entitled “SHAREHOLDER INFORMATION — Disclosure of Portfolio Holdings” is amended as follows:

The following replaces the second and third sentences:

The Fund’s complete portfolio holdings will be published on the Monthly Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each month, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the website the Fund’s month-end top ten holdings, generally also with a 30 day-lag time.

Shareholders should retain this supplement for future reference.

(Turnover Please)

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional U.S. Government Fund — Commercial Class

Supplement dated January 16, 2009 to the
Statement of Additional Information
dated November 3, 2008 (the “SAI”)

The section of the SAI entitled “MANAGEMENT OF THE COMPANY — Directors and Executive Officers” is amended as follows:

The following is inserted into the “Independent Directors” section of the table:

JAMES E. KELLY c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age 57	Director	Since 12/4/08	Consultant and attorney to Fenwick Capital, LLC since November 2007; teacher at Empire State College since March 2008; Chief Financial Officer at Brooklyn Academy of Music, Inc. from September 2007 to December 2007; Consultant and Chief Operating Officer to the Health Care Chaplaincy from February 2003 to June 2006; banking attorney in private practice and General Counsel for Dime Bancorp, Inc. from January 1998 through 2005; Trustee of Brooklyn Academy of Music, Inc. 1999 to 2005; and Trustee of Albany Law School since 1999.	10	None

The following is inserted into the “Officers Who Are Not Directors” section of the table:

MAYA GITTENS c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age 44	Chief Legal Officer and Anti-Money Laundering Officer	Since 7/1/08	Since July 2008, Vice President, Director and Secretary of the Investment Manager; from June 2005 through March 2008, attorney at Schulte Roth & Zabel LLP (law firm); from May 2001 through June 2005, Securities Compliance Examiner at the U.S. Securities and Exchange Commission.

Shareholders should retain this supplement for future reference.